UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): December 30, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated December 30, 2008 and filed (by the required date) on January 2, 2009 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008	31
Notes to Pro Forma Condensed Consolidated Balance Sheet	33
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and the Nine Months ended September 30, 2008	34
Notes to Pro Forma Condensed Consolidated Statements of Operations	37

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITORS’ REPORT

To the Owners

RMRVH Jackson, LLC,

CYRMR Jackson, LLC, and

VH Fort Lauderdale Investment, LTD

We have audited the accompanying combined balance sheets of RMRVH Jackson, LLC, CYRMR Jackson, LLC, and VH Fort Lauderdale Investment, LTD (collectively, the “Companies”) as of December 30, 2007 and December 31, 2006, and the related combined statements of income, owners’ equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of RMRVH Jackson, LLC, CYRMR Jackson, LLC, and VH Fort Lauderdale Investment, LTD as of December 30, 2007 and December 31, 2006, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Pannell Kerr Forster of Texas, P.C.

January 12, 2009

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED BALANCE SHEETS

	December 30, 2007	December 31, 2006
ASSETS
Property and equipment, at cost
Land	$2,485,977	$902,317
Buildings and improvements	10,091,820	4,760,515
Furniture, fixtures and equipment	3,288,053	2,649,388
Construction in progress	4,756,181	4,861,923

	20,622,031	13,174,143
Less accumulated depreciation and amortization	(2,529,529)	(1,853,100)

Property and equipment, net	18,092,502	11,321,043

Other assets
Cash and cash equivalents	931,480	1,396,301
Accounts receivable	62,570	59,735
Reserve and escrow accounts	150,183	128,015
Prepaid expenses	53,522	46,405
Related party receivable	50,000	—
Deferred charges, net	302,221	276,293
Deposits	10,950	950

Total assets	$19,653,428	$13,228,742

LIABILITIES AND OWNERS’ EQUITY
Liabilities
Mortgage notes payable	$17,280,868	$11,624,128
Accounts payable	713,668	631,689
Accrued expenses and other liabilities	458,173	373,513
Accrued management fees—affiliates	26,953	16,440

Total liabilities	18,479,662	12,645,770

Commitments and contingencies	—	—
Owners’ equity	1,173,766	582,972

Total liabilities and owners’ equity	$19,653,428	$13,228,742

The accompanying notes are an integral part of these financial statements.

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED STATEMENTS OF INCOME

	Year Ended December 30, 2007	Year Ended December 31, 2006
Revenue
Rooms	$7,101,917	$4,041,423
Telephone	11,935	13,950
Other	78,010	61,239

	7,191,862	4,116,612

Departmental expenses
Rooms	1,210,041	716,109
Telephone	21,377	10,761
Food and beverage	174,817	91,126
Other	43,481	21,999

	1,449,716	839,995

Other operating expenses
General and administrative	920,754	555,284
Advertising and marketing	613,305	366,994
Property taxes and insurance	397,687	230,680
Repairs and maintenance	221,114	138,008
Utilities	254,241	156,033
Management fees—affiliates	359,589	205,860
Pre-opening costs	115,847	—
Other	11,153	8,605

	2,893,690	1,661,464

Interest expense, net	875,524	400,133
Depreciation and amortization	730,257	417,081
Loss on disposal of assets	20,892	37,359

Net income	$1,221,783	$760,580

The accompanying notes are an integral part of these financial statements.

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED STATEMENTS OF OWNERS’ EQUITY

	RMRVH JACKSON, LLC	CYRMR JACKSON, LLC	VH FT. LAUDERDALE INVEST. LTD	Combined Owners’ Equity
Balance, January 1, 2006	$936,000	$—	$(34,695)	$901,305
Distributions	—	—	(1,078,913)	(1,078,913)
Net income	91	—	760,489	760,580

Balance, December 31, 2006	936,091	—	(353,119)	582,972
Contributions	664,011	730,000	—	1,394,011
Distributions	(800,000)	—	(1,225,000)	(2,025,000)
Net income (loss)	344,723	(18,038)	895,098	1,221,783

Balance, December 30, 2007	$1,144,825	$711,962	$(683,021)	$1,173,766

The accompanying notes are an integral part of these financial statements.

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 30, 2007	Year Ended December 31, 2006
Cash flows from operating activities
Net income	$1,221,783	$760,580
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	730,257	417,081
Interest associated with amortization of deferred financing costs	27,849	22,769
Loss on disposal of assets	20,892	37,359
Changes in operating assets and liabilities:
Accounts receivable	(2,835)	11,030
Reserve and escrow accounts	(22,168)	14,879
Prepaid expenses	(7,117)	(30,687)
Related party receivable	(50,000)	—
Deferred charges, net	(53,777)	(76,493)
Deposits	(10,000)	8,690
Accounts payable	(535,784)	106,740
Accrued expenses and other liabilities	84,660	194,392
Accrued management fees—affiliates	10,513	(3,553)

Net cash provided by operating activities	1,414,273	1,462,787

Cash flows from investing activities
Purchases of property and equipment	(5,516,834)	(4,972,569)
Proceeds from sale of assets	6,000	—

Net cash used in investing activities	(5,510,834)	(4,972,569)

Cash flows from financing activities
Distributions to equity holders	(2,025,000)	(1,078,913)
Principal payments on mortgage notes payable	(208,707)	(122,543)
Borrowings on mortgage notes payable	5,865,447	4,361,137

Net cash provided by financing activities	3,631,740	3,159,681

Net decrease in cash and cash equivalents	(464,821)	(350,101)
Cash and cash equivalents at beginning of year	1,396,301	1,746,402

Cash and cash equivalents at end of year	$931,480	$1,396,301

Non-cash investing and financing activities:
Accrued property and equipment expenditures	$617,763	$479,313

Capital contributions of land	$1,394,011	$—

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,098,624	$421,241

The accompanying notes are an integral part of these financial statements.

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 30, 2007 AND DECEMBER 31, 2006

Note 1—Organization and Summary of Significant Accounting Policies

RMRVH Jackson, LLC (a Tennessee limited liability company), CYRMR Jackson, LLC (a Tennessee limited liability company), and VH Fort Lauderdale Investment, LTD (a Florida limited partnership) were formed to own and operate the Hampton Inn & Suites Jackson, Courtyard Jackson, and Hampton Inn Ft. Lauderdale Airport hotels, respectively. Hampton Inn & Suites Jackson is an 83 room hotel located in Jackson, Tennessee, and it opened for business in January 2007. Courtyard Jackson is an 94 room hotel located in Jackson, Tennessee that was under construction as of December 30, 2007, and it opened for business in June 2008. Hampton Inn Ft. Lauderdale Airport is an 109 room hotel located in Ft. Lauderdale, Florida, and it opened for business in December 2001.

RMRVH Jackson, LLC, CYRMR Jackson, LLC, and VH Fort Lauderdale Investment, LTD will herein collectively be referred to as the “Companies.” Vista Host, Inc. (“Vista Host”), the management company, is responsible for the daily management of the hotels and accounting for the Companies. The Companies are affiliated through common ownership and management. The significant accounting policies of the Companies are as follows:

Basis of presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. and present the financial information of the Companies on a combined basis as of December 30, 2007 and December 31, 2006. All intercompany accounts and transactions have been eliminated in combination. The Companies end their fiscal years on the last Sunday of December.

Property and equipment

Property and equipment are stated at cost. Depreciation is calculated on the straight-line method based upon the estimated useful lives of the assets as follows:

Buildings and improvements	15-39 years
Furniture, fixtures and equipment	5-7 years

Improvements that extend the life of the asset are capitalized. Maintenance and repairs are charged to expense as incurred.

Long-lived assets

The Companies review their long-lived assets and certain related intangibles for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable, as measured by comparing their book value to the estimated future cash flows generated by their use. The Companies do not believe that any such changes have occurred and there were no impairment losses recorded in 2007 and 2006.

Cash equivalents

For purposes of the statements of cash flows, the Companies consider all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivable represent unbilled hotel guest charges for guests staying at the hotels as of the end of the year and corporate account customer charges from various times throughout the year. The Companies estimate an allowance for doubtful accounts based on historical activity, with no allowance deemed necessary as of December 30, 2007 and December 31, 2006.

Reserve and escrow accounts

Reserve and escrow accounts represent cash held by third parties for purposes of paying property and real estate taxes and for funding future purchases of furniture, fixtures and equipment.

Deferred charges

Deferred charges include deferred loan costs and franchise fees. Deferred loan costs are those costs incurred in connection with obtaining mortgage notes payable and are amortized to interest expense, on a straight-line basis, over the term of the notes payable. Deferred franchise fees represent the initial fees to obtain the right to operate the hotels under the Hampton Inn and Courtyard franchise names. Deferred franchise fees are amortized on a straight-line basis from the date the hotels opened for business through the expiration dates of the franchise agreements. Deferred charges are shown net of accumulated amortization of $89,261 and $55,194 as of December 30, 2007 and December 31, 2006, respectively.

Income taxes

No income tax is reflected in the accompanying financial statements because any resulting income tax liability is that of the owners and not the Companies due to the limited liability company and limited partnership structures.

Owners’ equity

The Companies’ net income or loss is allocated to the owners in accordance with the Companies’ formation documents.

Revenue recognition

Revenues are derived primarily from the rental of hotel rooms and are recognized as earned.

Advertising

Advertising costs are expensed as incurred. Advertising expense was $342,537 and $196,127 for the years ended December 30, 2007 and December 31, 2006, respectively.

Concentrations of credit risk

Financial instruments which potentially subject the Companies to concentrations of credit risk are primarily cash equivalents, reserve and escrow accounts, and trade receivables.

The Companies maintain cash accounts in major U.S. financial institutions. The terms of these deposits are on demand to minimize risk. The balances of these accounts occasionally exceed the federally insured limits, although no losses have been incurred in connection with such cash balances.

Any losses incurred in connection with accounts receivable historically have been immaterial and considered a normal cost of operations.

Economic concentrations

The Companies each operate one hotel. Future operations could be affected by economic or other conditions in their geographical area or by changes in the travel and tourism industry.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Mortgage Notes Payable

Mortgage notes payable consist of the following:

	December 30, 2007	December 31, 2006
RMRVH Jackson, LLC	$6,321,767	$4,823,523
CYRMR Jackson, LLC	4,288,770	—
VH Fort Lauderdale Investment, LTD	6,670,331	6,800,605

Total mortgage notes payable	$17,280,868	$11,624,128

The RMRVH Jackson, LLC mortgage note payable was entered into on December 21, 2005 with an original principal amount of $6.4 million available for draw. Principal and interest payments are due monthly, commencing June 30, 2007, with a final payment due on the maturity date of May 31, 2011. Interest accrued at a rate of 7.54% through May 2007, and accrues at a rate of prime plus 0.25% thereafter. The prime rate was 7.50% at December 30, 2007. The note is secured by the underlying property.

The CYRMR Jackson, LLC mortgage note payable was entered into on April 2, 2007 with an original principal amount of $7.76 million available for draw. Principal and interest payments are due monthly, commencing September 1, 2008, with a final payment due on the maturity date of August 1, 2013. Interest accrues at the prime rate through August 2008, after which it will accrue at a fixed rate of 6.72%. The note is secured by the underlying property. During 2008, the remaining amount available was drawn for the completion of the hotel.

The VH Fort Lauderdale Investment, LTD mortgage note payable was entered into on November 1, 2000 with an original principal amount of $5.23 million available for draw, and was subsequently amended to increase the amount available to $7.0 million. Principal and interest payments are due monthly, with a final payment due on the maturity date of April 1, 2015. Interest accrues at a rate of 6.05%. The note is secured by the underlying property.

Accrued interest on the mortgage notes payable was $143,760 and $205,132 as of December 30, 2007 and December 31, 2006, respectively. Interest incurred during the construction of the hotels is capitalized to property and equipment. During the years ended December 30, 2007 and December 31, 2006, the Companies capitalized interest of $136,911 and $169,703, respectively.

Aggregate principal maturities of the mortgage notes payable at December 30, 2007 are:

2008	$344,886
2009	499,902
2010	535,403
2011	6,231,243
2012	411,266
Thereafter	9,258,168

Total future maturities	$17,280,868

Note 3—Related Party Transactions

Hotel management agreement

Vista Host manages the Companies under the terms of an agreement with each entity. Principals of Vista Host are also equity holders of the Companies. The agreements entitle Vista Host to receive a base fee of 3% of gross revenues of each hotel, plus an incentive management fee of 2% of gross revenues after a preferred return to the owners. Management fees totaled $359,589 and $205,860 for the years ended December 30, 2007 and December 31, 2006, respectively, of which $26,953 and $16,440 was accrued for at December 30, 2007 and December 31, 2006, respectively.

Related party receivable

During 2007, RMRVH Jackson, LLC paid a $50,000 franchise fee on behalf of another hotel, under common ownership. The franchise fee is expected to be repaid once development of the hotel has begun. The receivable is fully collectible from the owners if the decision is made not to develop the hotel.

Note 4—Commitments and Contingencies

Litigation

The Companies are involved in various legal proceedings of a nature considered normal to its business. The outcome of legal proceedings, if any, is not expected to be material.

Service agreements

The Companies have entered into numerous service agreements for telecommunications, maintenance, pest control, billboard advertising, and other services, with various terms. Future commitments under these service agreements as of December 30, 2007 are as follows:

2008	$128,304
2009	132,947
2010	82,705
2011	42,355
2012	17,542
Thereafter	6,022

Total future commitments	$409,875

In addition to the above service agreements, the Companies are required under the franchise agreements to maintain computer system maintenance contracts with the franchisors. As of December 30, 2007, monthly fees for these contracts ranged from approximately $660 to $850 per month per hotel. These fees are subject to change at the discretion of the franchisors.

Note 5—Subsequent Events

During December 2008, the Companies sold the three hotels to Apple REIT Nine, Inc. The sale of Courtyard Jackson closed on December 16, 2008 for a purchase price of $15.2 million. The sale of Hampton Inn & Suites Jackson closed on December 30, 2008 for a purchase price of $12.6 million. The sale of Hampton Inn Ft. Lauderdale Airport closed on December 31, 2008 for a purchase price of approximately $19.3 million, including defeasance costs related to the payoff of the mortgage note payable that occurred in connection with the sale.

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED BALANCE SHEETS (UNAUDITED)

	September 28, 2008	September 30, 2007
ASSETS
Property and equipment, at cost
Land	$2,663,547	$2,656,631
Buildings and improvements	17,793,278	10,781,783
Furniture, fixtures and equipment	5,002,871	2,380,005
Construction in progress	—	2,242,004

	25,459,696	18,060,423
Less accumulated depreciation and amortization	(3,211,767)	(2,369,012)

Net property and equipment	22,247,929	15,691,411

Other assets
Cash and cash equivalents	859,137	1,104,205
Accounts receivable	143,383	61,378
Reserve and escrow accounts	232,227	265,344
Prepaid expenses	107,235	109,251
Related party receivable	50,000	—
Deferred charges, net	320,048	306,950
Deposits and other assets	34,040	10,950

Total assets	$23,993,999	$17,549,489

LIABILITIES AND OWNERS’ EQUITY
Liabilities
Mortgage notes payable	$20,510,612	$15,529,292
Accounts payable	77,609	73,691
Accrued expenses and other liabilities	545,121	491,641
Accrued management fees—affiliates	27,983	23,351

Total liabilities	21,161,325	16,117,975

Commitments and contingencies	—	—
Owners’ equity	2,832,674	1,431,514

Total liabilities and owners’ equity	$23,993,999	$17,549,489

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED STATEMENTS OF INCOME (UNAUDITED)

	Nine Months Ended September 28, 2008	Nine Months Ended September 30, 2007
Revenue
Rooms	$6,177,393	$5,309,325
Telephone	7,314	9,120
Food and beverage	34,272	—
Other	65,232	56,964

	6,284,211	5,375,409

Departmental expenses
Rooms	1,066,300	894,010
Telephone	15,298	16,537
Food and beverage	211,562	131,705
Other	34,639	32,853

	1,327,799	1,075,105

Other operating expenses
General and administrative	826,083	689,834
Advertising and marketing	540,792	458,497
Property taxes and insurance	307,466	309,490
Repairs and maintenance	196,016	157,080
Utilities	238,618	190,180
Management fees—affiliates	302,627	268,823
Pre-opening costs	167,175	115,847
Other	1,221	3,534

	2,579,998	2,193,285

Interest expense, net	786,124	653,127
Depreciation and amortization	691,382	524,361

Net income	$898,908	$929,531

RMRVH JACKSON, LLC,

CYRMR JACKSON, LLC AND

VH FORT LAUDERDALE INVESTMENT, LTD

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended September 28, 2008	Nine Months Ended September 30, 2007
Cash flows from operating activities
Net income	$898,908	$929,531
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	691,382	524,361
Interest associated with amortization of deferred financing costs	20,887	20,887
Changes in operating assets and liabilities:
Accounts receivable	(80,813)	(1,643)
Reserve and escrow accounts	(82,044)	(137,329)
Prepaid expenses	(53,713)	(62,846)
Deferred charges, net	(38,714)	(51,544)
Deposits and other assets	(23,090)	(10,000)
Accounts payable	(686,059)	(557,998)
Accrued expenses and other liabilities	86,948	118,128
Accrued management fees—affiliates	1,030	6,911

Net cash provided by operating activities	734,722	778,458

Cash flows from investing activities
Purchases of property and equipment	(4,796,809)	(3,500,718)

Net cash used in investing activities	(4,796,809)	(3,500,718)

Cash flows from financing activities
Contributions from equity holders	2,210,000	—
Distributions to equity holders	(1,450,000)	(1,475,000)
Principal payments on mortgage notes payable	(241,486)	(140,872)
Borrowings on mortgage notes payable	3,471,230	4,046,036

Net cash provided by financing activities	3,989,744	2,430,164

Net decrease in cash and cash equivalents	(72,343)	(292,096)
Cash and cash equivalents at beginning of year	931,480	1,396,301

Cash and cash equivalents at end of year	$859,137	$1,104,205

Non-cash investing and financing activities:
Accrued property and equipment expenditures	$50,000	$—

Capital contributions of land	$—	$1,394,011

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,079,307	$874,018

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Playhouse Square Hotel Associates and Playhouse Parking Associates, L.P.

(A Pennsylvania Limited Partnership)

We have audited the accompanying combined balance sheet of Playhouse Square Hotel Associates and Playhouse Parking Associates, L.P., both of which are under common management, as of December 30, 2007, and the related combined statement of income, combined changes in partners’ deficit, and combined cash flows for the 52-week period then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements as of and for the year ended December 31, 2006, were audited by other auditors whose report dated February 15, 2007, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Playhouse Square Hotel Associates and Playhouse Parking Associates, L.P. as of December 30, 2007, and the combined results of its operations and its cash flows for the 52-week period then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the combined basic financial statements taken as a whole.

February 15, 2008	/s/ Dauby O’Connor & Zaleski, LLC
Indianapolis, Indiana	Certified Public Accountants

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED BALANCE SHEETS

DECEMBER 30, 2007 AND DECEMBER 31, 2006

	2007	2006
ASSETS
Current assets:
Cash—operations	$612,981	$254,972
Accounts receivable—guests	41,819	46,174
Accounts receivable—other	—	19,631
Notes receivable—Partners	25	25
Prepaid expenses	15,920	8,167

Total current assets	670,745	328,969

Restricted deposits and funded reserves (Note 2):
Mortgagee escrow deposits	270,377	259,787
Replacement reserve	213,571	212,878

Total restricted deposits and funded reserves	483,948	472,665

Property and equipment (Note 2):
Land (air rights)	1,592,390	1,592,390
Land (parking lot)	500,238	500,238
Buildings	5,610,419	5,564,220
Furniture, fixtures and equipment	1,236,335	1,055,550
Vehicles	77,134	74,325

	9,016,516	8,786,723
Less, accumulated depreciation	(3,916,050)	(3,516,396)

Total property and equipment	5,100,466	5,270,327

Other assets (Note 1):
Unamortized costs, net	142,141	171,760

Total assets	$6,397,300	$6,243,721

See notes to combined financial statements

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED BALANCE SHEETS (CONTINUED)

DECEMBER 30, 2007 AND DECEMBER 31, 2006

LIABILITIES AND PARTNERS’ DEFICIT

	2007	2006
Current liabilities:
Accounts payable and accrued liabilities	$280,397	$157,822
Accrued payroll	28,958	11,540
Current portion of parking lot mortgage	57,674	40,351
Deferred management fee	4,968	4,616
Current portion of hotel mortgage payable	120,191	112,891

Total current liabilities	492,188	327,220

Long term liabilities (Note 2)
Parking lot mortgage, less current portion	14,658	86,295
Hotel mortgage payable, less current portion	6,149,481	6,279,497

Total long term liabilities	6,164,139	6,365,792

Total liabilities	6,656,327	6,693,012
Contingencies (Note 1)
Partners’ deficit (Note 5)	(259,027)	(449,291)

Total liabilities and partners’ deficit	$6,397,300	$6,243,721

See notes to combined financial statements

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF INCOME

FOR THE 52 WEEK PERIOD ENDED DECEMBER 30, 2007 AND

THE 52 WEEK PERIOD ENDED DECEMBER 31, 2006

	2007	2006
Revenue:
Room, food and beverage	$4,325,906	$3,618,104
Parking revenue	260,209	193,669
Other income	51,332	35,140

Total revenue	4,637,447	3,846,913

Cost of revenue:
Room	786,280	692,935
Food and beverage	127,216	120,110
Telephone	24,474	16,171
Other income	—	3,666

Total cost of revenue	937,970	832,882

Gross operating income	3,699,477	3,014,031
General and unapplied expenses	1,684,087	1,529,989

Net operating income	2,015,390	1,484,042

Financial expenses:
Interest on hotel mortgage	473,418	482,227
Interest on parking lot mortgage	6,392	12,573

Total financial expenses	479,810	494,800

Net income before depreciation and amortization	1,535,580	989,242
Depreciation expense	399,654	353,817
Amortization expense	29,619	29,619

Net income (loss)	$1,106,307	$605,806

See notes to combined financial statements

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF CHANGES IN PARTNERS’ DEFICIT

FOR THE 52 WEEK PERIOD ENDED DECEMBER 30, 2007 AND

THE 52 WEEK PERIOD ENDED DECEMBER 31, 2006

Partners’ deficit, January 1, 2006	$(639,054)
Distributions	(416,043)
Net income (loss)	605,806

Partners’ deficit, December 31, 2006	(449,291)
Distributions	(916,043)
Net income (loss)	1,106,307

Partners’ deficit, December 30, 2007	$(259,027)

See notes to combined financial statements

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF CASH FLOWS

FOR THE 52 WEEK PERIOD ENDED DECEMBER 30, 2007 AND

THE 52 WEEK PERIOD ENDED DECEMBER 31, 2006

	2007	2006
Reconciliation of net income to net cash provided by operating activities:
Net income	$1,106,307	$605,806

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	399,654	353,817
Amortization	29,619	29,619
Loss on disposal of property and equipment	—	3,768
Deferred management fee	(4,616)	(478)
Changes in:
Accounts receivable	23,986	(20,736)
Prepaid expenses	(7,753)	(2,811)
Accounts payable and accrued liabilities	102,548	(84,629)
Accrued payroll	17,418	(1,390)

Total adjustments	560,856	277,160

Net cash provided by operating activities	1,667,163	882,966

Cash flow from investing activities:
Purchase of property and equipment	(204,798)	(402,781)
Net changes in mortgage escrow deposits	(10,590)	(10,589)
Net changes in reserve for replacements	(693)	211,563

Net cash used in investing activities	(216,081)	(201,807)

Cash flow from financing activities:
Principal payments on hotel mortgage payable	(122,716)	(113,906)
Principal payments on parking lot mortgage	(54,314)	(63,310)
Distributions	(916,043)	(416,043)

Net cash used in financing activities	(1,093,073)	(593,259)

Net change in cash and cash equivalents	358,009	87,900
Cash and cash equivalents, beginning	254,972	167,072

Cash and cash equivalents, ending	$612,981	$254,972

See notes to combined financial statements

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED NOTES TO FINANCIAL STATEMENTS

FOR THE 52 WEEK PERIOD ENDED DECEMBER 30, 2007 AND

THE 52 WEEK PERIOD ENDED DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Playhouse Square Hotel Associates (“Partnership”) was formed as a limited partnership, under the laws of the Commonwealth of Pennsylvania, on February 27, 1990 (partnership agreement last amended December 17, 2002), for the purpose of constructing, owning, and operating a 133-room hotel (the “Hotel”) located in Oakland, Pennsylvania which opened on March 1, 1991. In March 2004, Playhouse Parking Associates, L.P. (“Parking Associates”) was formed to acquire real property adjacent to the Hotel. The accounts of Playhouse Parking Associates, L.P. have been combined with the Partnership’s accounts. All intercompany balances and transactions have been eliminated.

The fiscal year of the Partnership ends on the Sunday closest to December 31 of each year. The fiscal year of Parking Associates is December 31.

The General Partners are NDC Properties, Inc. and HDBL Oakland Venture, Inc.

The following is a summary of significant accounting policies followed in preparation of these financial statements:

Depreciation

Depreciation of property and equipment, stated at cost, is computed using the straight-line method for buildings and accelerated methods for building equipment over the estimated useful lives of the assets ranging from five to thirty years.

Management of the Partnership assesses the recoverability of property and equipment by determining whether the depreciation of such assets over their remaining lives can be recovered through projected undiscounted cash flows. The amount of impairment, if any, is measured based on fair value (projected discounted cash flows) and is charged to operations in the period in which such impairment is determined by management. To date, management has not identified any impairment of property and equipment.

Amortization

The Partnership incurred cost of $278,681 in connection with the financing. These costs have been capitalized and are being amortized over the 10-year term of the mortgage. In addition, the Partnership paid a franchise fee of $35,000 in connection with its hotel operations. This amount is being amortized over the 20 year term of the agreement. Amortization expense for the 52 week period ended December 30, 2007 and the 52 week period ended December 31, 2006 was $29,619 and accumulated amortization was $171,540 and $141,921, all respectively.

Accounting for bad debts

Delinquent receivables are written off and included in bad debt expense in the period the balances are deemed to be uncollectible, which is generally after 90 days.

Advertising costs

Advertising costs are expensed as incurred. Advertising expense totaled $185,628 and $149,395 for the 52 week period ended December 30, 2007 and the 52 week period ended December 31, 2006, respectively.

Income taxes

No provision for taxes on income is made in the Partnership financial statements since all taxable income and losses are allocated to the Partners for inclusion in their respective tax returns.

Property taxes

Property taxes are expensed in the year of the lien on the property such that twelve months of expense are charged to operations each year.

Cash and cash equivalents

For the statement of cash flows, unrestricted investments with original maturities of three months or less are cash equivalents. At December 30, 2007 and December 31, 2006, cash and cash equivalents consist of, an unrestricted checking account held at a bank and petty cash.

Concentration of credit risk

Financial instruments which potentially subject the Partnership to concentration of credit or custodial risk consist principally of cash, restricted deposits, and funded reserves held by the mortgagee. At December 30, 2007, the Partnership had cash balances in excess of FDIC limits by $698,369. Restricted deposits and funded reserves of $283,948 are administered by the mortgagee.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain prior year amounts have been restated to conform to the current year financial statement presentation. These reclassifications had no effect on the reported combined net income.

2. MORTGAGES PAYABLE

Hotel mortgage

The Hotel mortgage bears interests at an annual rate of 7.37%, and is secured by substantially all of the Partnership’s assets. Monthly installments of principal and interest of $49,678 are payable beginning February 1, 2003 and continue through December 1, 2012, with the remaining balance due on January 1, 2013.

Under the Hotel mortgage agreement, the Partnership is required to make monthly escrow deposits for property taxes of $18,530, and monthly deposits for replacement of project assets of $12,088 as of December 31, 2006.

Parking lot mortgage

The Partnership through Playhouse Parking Associates, L.P. entered into a mortgage for a parking lot with Vista Host Associates. Ltd. This mortgage bears the interest rate of 6% and is collateralized by the related property and is to be paid in quarterly installments of $15,176, commencing July 1, 2004 and continue through April l, 2009, at which time the remaining balance, if any, should be paid.

Maturities of the mortgage loans for the next five years and thereafter are approximately as follows:

	Hotel	Parking Lot	Total
2008	$120,191	$57,674	$177,865
2009	141,427	14,658	156,085
2010	152,365	-0-	152,365
2011	164,148	-0-	164,148
2012	175,616	-0-	175,616
Thereafter	5,515,925	-0-	5,515,925

	$6,269,972	$72,332	$6,342,004

Interest expensed and paid for the combined mortgages was $479,810 and $494,800 in 2007 and 2006, respectively.

3. MANAGEMENT AGREEMENT AND RELATED PARTIES

The Partnership entered into an Agreement with Vista Host, Inc. to manage and operate the Hampton Inn Hotel. The current term of the Agreement is for three years ending March 2008 and will continue for one three year renewal term unless terminated as of the end of the current term or any renewal term by either the Partnership or Vista Host, Inc.

In accordance with the Agreement, the Partnership agreed to pay monthly to Vista Host, Inc., as manager of the hotel, a basic management fee equal to 3% of gross revenues (as defined in the Hotel Management Agreement). Additional deferred management fees of up to 2% may be earned by the management agent based on cash flow (as defined in the Agreement). The total management fee expense was $230,310 and $191,765 in 2007 and 2006, respectively, which includes $92,310 and $71,860 of additional deferred management fees, respectively. The deferred management fees are payable if cash flow, as defined in the Agreement, is available.

4. LICENSE AGREEMENT

The Partnership has entered into a license agreement with Hampton Inn. The term of the agreement is through March 3, 2011 and provides for among other items, for the Partnership to pay a royalty fee of 4% of the gross revenues from the rental of guest rooms (as that term is defined) and a marketing/reservation contribution fee of 4% of gross revenues from rental of guest rooms. During the 52 week period ended December 30, 2007, these fees totaled $346,072 and during the 52 week period ended December 31, 2006, these fees totaled $312,278.

5. PARTNERS’ DEFICIT

The Limited Partnership Agreement (the “Agreement”) stipulates the method to make distributions to the respective partners, and it contains certain restrictions on the transfer or disposition of the General and Limited Partnership interests in the partnership presently owned, or hereafter acquired, by any General or Limited Partner. The Agreement provides for the allocation of distributions, profits and losses in accordance with the Partners’ respective partner interests. During the 52 week period ended December 30, 2007 and the 52 week period ended December 31, 2006, cash distributions totaled $916,043 and $416,043, respectively.

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

ACCOMPANYING INFORMATION

SCHEDULES OF GENERAL AND UNAPPLIED EXPENSES

FOR THE 52 WEEK PERIOD ENDED DECEMBER 30, 2007 AND

THE 52 WEEK PERIOD ENDED DECEMBER 31, 2006

	2007	2006
General and unapplied expenses:
General and administrative	$565,088	$498,949
Advertising and promotion	343,725	290,994
Management fee	230,310	191,765
Utilities	143,544	142,060
Maintenance and repairs	151,631	154,622
Property taxes and insurance	249,789	251,599

	$1,684,087	$1,529,989

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED BALANCE SHEETS (UNAUDITED)

SEPTEMBER 28, 2008 AND SEPTEMBER 30, 2007

	Unaudited 2008	Unaudited 2007
ASSETS
Current assets:
Cash—operations	$931,254	$812,332
Accounts receivable—guests	66,288	51,051
Notes receivable—Partners	25	25
Prepaid expenses	78,929	75,910

Total current assets	1,076,496	939,318

Restricted deposits and funded reserves
Mortgagee escrow deposits	225,376	214,786
Replacement reserve	212,466	236,698

Total restricted deposits and funded reserves	437,842	451,484

Property and equipment
Land (air rights)	1,592,390	1,592,390
Land (parking lot)	500,238	500,238
Buildings	5,610,419	5,581,326
Furniture, fixtures and equipment	1,319,002	1,147,693
Vehicles	77,134	77,134

	9,099,183	8,898,781
Less: Accumulated depreciation	(4,203,544)	(3,816,136)

Total property and equipment	4,895,639	5,082,645

Other assets
Unamortized costs, net	119,926	149,545

Total assets	$6,529,903	$6,622,992

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED BALANCE SHEETS (UNAUDITED) (CONTINUED)

SEPTEMBER 28, 2008 AND SEPTEMBER 30, 2007

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

	Unaudited 2008	Unaudited 2007
Current liabilities:
Accounts payable and accrued liabilities	$237,529	$280,366
Accrued payroll	29,499	26,328
Current portion of parking lot mortgage	29,420	55,956
Deferred management fee	8,774	7,446
Current portion of hotel mortgage payable	139,678	128,408

Total current liabilities	444,900	498,504

Long term liabilities
Parking lot mortgage, less current portion	—	30,259
Hotel mortgage payable, less current portion	6,032,148	6,171,827

Total long term liabilities	6,032,148	6,202,086

Total liabilities	6,477,048	6,700,590
Partners’ equity (deficit)	52,855	(77,598)

Total liabilities and Partners’ equity (deficit)	$6,529,903	$6,622,992

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF INCOME (UNAUDITED)

FOR THE 39 WEEK PERIOD ENDED SEPTEMBER 28, 2008 AND

THE 39 WEEK PERIOD ENDED SEPTEMBER 30, 2007

	Unaudited 2008	Unaudited 2007
Revenue:
Room, food and beverage	$3,654,858	$3,301,738
Parking revenue	225,295	197,652
Other income	31,693	37,299

Total revenue	3,911,846	3,536,689

Cost of revenue:
Room	612,417	587,843
Food and beverage	114,453	95,853
Telephone	12,461	16,964

Total cost of revenue	739,331	700,660

Gross operating income	3,172,515	2,836,029
General and unapplied expenses	1,383,009	1,266,292

Net operating income	1,789,506	1,569,737

Financial expenses:
Interest on hotel mortgage	349,255	354,948
Interest on parking lot mortgage	2,617	5,098

Total financial expenses	351,872	360,046

Net income before depreciation and amortization	1,437,634	1,209,691
Depreciation expense	287,494	299,740
Amortization expense	22,215	22,215

Net income	$1,127,925	$887,736

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF CHANGES IN PARTNERS’ EQUITY (DEFICIT) (UNAUDITED)

FOR THE 39 WEEK PERIOD ENDED SEPTEMBER 28, 2008 AND

THE 39 WEEK PERIOD ENDED SEPTEMBER 30, 2007

Unaudited
Partners’ deficit, January 1, 2007	$(449,291)
Distributions	(516,043)
Net income	887,736

Partners’ deficit, September 30, 2007	$(77,598)

Partners’ deficit, December 31, 2007	$(259,027)
Distributions	(816,043)
Net income	1,127,925

Partners’ equity, September 28, 2008	$52,855

PLAYHOUSE SQUARE HOTEL ASSOCIATES

AND PLAYHOUSE PARKING ASSOCIATES, L.P.

(A PENNSYLVANIA LIMITED PARTNERSHIP)

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE 39 WEEK PERIOD ENDED SEPTEMBER 28, 2008 AND

THE 39 WEEK PERIOD ENDED SEPTEMBER 30, 2007

	Unaudited 2008	Unaudited 2007
Reconciliation of net income to net cash provided by operating activities:
Net income	$1,127,925	$887,736
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	287,494	299,740
Amortization	22,215	22,215
Deferred management fee	3,806	2,830
Changes in:
Accounts receivable—guests	(24,469)	(4,877)
Accounts receivable—other	—	19,631
Prepaid expenses	(63,009)	(67,743)
Accounts payable and accrued liabilities	(42,868)	122,544
Accrued payroll	541	14,788

Total adjustments	183,710	409,128

Net cash provided by operating activities	1,311,635	1,296,864

Cash flow from investing activities:
Purchase of property and equipment	(82,667)	(112,058)
Net changes in mortgage escrow deposits	45,001	45,001
Net changes in reserve for replacements	1,105	(23,820)

Net cash used in investing activities	(36,561)	(90,877)

Cash flow from financing activities:
Principal payments on hotel mortgage payable	(97,846)	(92,153)
Principal payments on parking lot mortgage	(42,912)	(40,431)
Distributions	(816,043)	(516,043)

Net cash used in financing activities	(956,801)	(648,627)

Net change in cash—operations	318,273	557,360
Cash—operations, beginning	612,981	254,972

Cash—operations, ending	$931,254	$812,332

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Twinsburg, OH	$17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008
Homewood Suites	Durham, NC	19.1	December 4, 2008
Hampton Inn	Pittsburgh, PA	20.5	December 31, 2008
Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008
Vista Host Hotels Portfolio (3 Hotels):
Courtyard	Jackson, TN	15.2	December 16, 2008
Hampton Inn & Suites	Jackson, TN	12.6	December 30, 2008
Hampton Inn	Fort Lauderdale, FL	19.3	December 31, 2008

	Total	$257.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc., Gateway Hospitality Group, Inc., LBAM-Investor Group, L.L.C. and Vista Host, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of September 30, 2008 (unaudited) (continued)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$60,675	$263,737	(A)	$324,412
Cash and cash equivalents	196,030	(194,030	)(C)	2,000
Other assets, net	3,747	2,539	(B)	6,286

Total Assets	$260,452	72,246		$332,698

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$—	$36,215	(B)	$36,215
Accounts payable and accrued expenses	312	3,635	(B)	3,947

Total Liabilities	312	39,850		40,162

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	264,528	32,396	(C)	296,924
Distributions greater than net income	(4,436)	—		(4,436)

Total Shareholders’ Equity	260,140	32,396		292,536

Total Liabilities and Shareholders’ Equity	$260,452	$72,246		$332,698

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 15 properties that have been purchased after September 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Twinsburg, OH Hilton Garden Inn	Lewisville, TX Hilton Garden Inn	Duncanville, TX Hilton Garden Inn	Beaumont, TX Residence Inn	Santa Clarita, CA Hampton Inn	Santa Clarita, CA Residence Inn	Santa Clarita, CA Fairfield Inn	Allen, TX Hilton Garden Inn
Purchase price per contract	$17,792	$28,000	$19,500	$16,900	$17,129	$16,600	$9,337	$18,500
Other closing and capitalized costs (credits) incurred	(136)	(1,069)	(82)	86	84	78	76	108
Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	356	560	390	338	343	332	187	370

Investment in hotel properties	18,012	27,491	19,808	17,324	17,556	17,010	9,600	18,978
Net other assets/(liabilities) assumed	112	(2,700)	(13,143)	23	(31)	(44)	9	(10,409)

Total purchase price	$18,124	$24,791	$6,665	$17,347	$17,525	$16,966	$9,609	$8,569

(In thousands)	Pueblo, CO Hampton Inn & Suites	Bristol, VA Courtyard	Durham, NC Homewood Suites	Jackson, TN Courtyard	Jackson, TN Hampton Inn & Suites	Fort Lauderdale, FL Hampton Inn	Pittsburgh, PA Hampton Inn	Total Combined
Purchase price per contract	$8,025	$18,650	$19,050	$15,200	$12,600	$19,290	$20,458	$257,031
Other closing and capitalized costs (credits) incurred	81	1,809	74	94	93	122	146	1,564
Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	161	373	381	304	252	386	409	5,142

Investment in hotel properties	8,267	20,832	19,505	15,598	12,945	19,798	21,013	263,737	(A)
Net other assets/(liabilities) assumed	(51)	(10,981)	(130)	—	—	24	10	(37,311	)(B)

Total purchase price	$8,216	$9,851	$19,375	$15,598	$12,945	$19,822	$21,023	$226,426

Less: Cash on hand at September 30, 2008 to fund acquisitions								(196,030)
Plus: Working capital requirements								2,000

								(194,030	)(C)

Equity proceeds needed for acquisitions and working capital								$32,396	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, debt service escrows, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions and issuance of additional shares.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and nine months ended September 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008
Homewood Suites	Durham, NC	19.1	December 4, 2008
Hampton Inn	Pittsburgh, PA	20.5	December 31, 2008
Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008
Vista Host Hotels Portfolio (3 Hotels):
Courtyard	Jackson, TN	15.2	December 16, 2008
Hampton Inn & Suites	Jackson, TN	12.6	December 30, 2008
Hampton Inn	Fort Lauderdale, FL	19.3	December 31, 2008

	Total	$316.4

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc., Gateway Hospitality Group, Inc., LBAM-Investor Group, L.L.C. and Vista Host, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2007, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited) (continued)

For the nine months ended September 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)		Beaumont, TX Residence Inn (A)
Revenue:
Room revenue	$609	$1,342	$1,505	$2,581	$2,313	$2,823	$3,373	$3,144		$257
Other revenue	110	240	28	318	90	1,116	1,711	1,317		14

Total revenue	719	1,582	1,533	2,899	2,403	3,939	5,084	4,461		271

Expenses:
Operating expenses	416	600	948	1,190	1,022	2,014	2,552	2,210		164
General and administrative	573	409	304	547	176	304	410	313		23
Management and franchise fees	46	155	136	258	165	336	281	374		18
Taxes, insurance and other	20	99	88	233	180	224	290	254		24
Depreciation of real estate owned	267	320	349	801	393	300	1,107	518		76
Interest, net	(1,865)	331	914	816	507	474	837	618		48

Total expenses	(543)	1,914	2,739	3,845	2,443	3,652	5,477	4,287		353
Gain on debt cancellation	—	—	(1,711)	—	—	—	—	—		—
Income tax expense	—	—	—	—	—	—	—	—		—

Net income (loss)	$1,262	$(332)	$505	$(946)	$(40)	$287	$(393)	$174		$(82)

Basic and diluted earnings per common share	$0.13

Weighted average common shares outstanding—basic and diluted	9,705

	Santa Clarita Hotels Portfolio (3 Hotels) (A)	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Durham, NC Homewood Suites (A)	Playhouse Square Hotel and Playhouse Parking Associates, L.P. Pittsburgh, PA Hampton Inn (A)	Vista Host Hotels Portfolio (3 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$6,882	$3,151	$1,707	$3,363	$2,955	$3,655	$6,177	$—		$45,837
Other revenue	173	1,005	52	269	97	257	107	—		6,904

Total revenue	7,055	4,156	1,759	3,632	3,052	3,912	6,284	—		52,741

Expenses:
Operating expenses	1,483	2,009	425	1,153	1,076	985	1,808	—		20,055
General and administrative	1,853	292	204	467	238	461	826	750	(B)	8,150
Management and franchise fees	525	361	192	300	233	487	799	—		4,666
Taxes, insurance and other	497	256	86	129	121	189	307	—		2,997
Depreciation of real estate owned	775	377	137	260	301	310	859	(7,150	)(C)	6,493
								6,493	(D)
Interest, net	671	436	74	508	420	352	786	(4,515	)(E)	1,412

Total expenses	5,804	3,731	1,118	2,817	2,389	2,784	5,385	(4,422)		43,773
Gain on debt cancellation	—	—	—	—	—	—	—	1,711	(E)	—
Income tax expense	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$1,251	$425	$641	$815	$663	$1,128	$899	$2,711		$8,968

Basic and diluted earnings per common share										$0.33

Weighted average common shares outstanding—basic and diluted								17,588	(F)	27,293

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)		Santa Clarita Hotels Portfolio (3 Hotels) (A)
Revenue:
Room revenue	$—	$2,735	$2,019	$2,873	$3,565	$1,198	$3,806		$10,119
Other revenue	—	55	310	106	1,637	652	1,888		386

Total revenue	—	2,790	2,329	2,979	5,202	1,850	5,694		10,505

Expenses
Operating expenses	—	1,501	1,091	1,213	2,626	1,107	2,802		2,372
General and administrative	15	460	464	220	416	195	408		2,254
Management and franchise fees	—	248	205	204	439	100	435		770
Taxes, insurance and other	—	115	169	195	263	122	258		657
Depreciation of real estate owned	—	448	867	551	446	1,099	932		1,215
Interest, net	2	47	612	587	612	690	1,070		1,059

Total expenses	17	2,819	3,408	2,970	4,802	3,313	5,905		8,327
Income tax expense	—	—	—	—	—	—	—		—

Net income (loss)	$(17)	$(29)	$(1,079)	$9	$400	$(1,463)	$(211)		$2,178

Basic and diluted earnings per common share	$(1,684.60)

Weighted average common shares outstanding—basic and diluted	—

	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Durham, NC Homewood Suites (A)	Playhouse Square Hotel and Playhouse Parking Associates, L.P. Pittsburgh, PA Hampton Inn (A)	Vista Host Hotels Portfolio (3 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$4,143	$2,063	$4,228	$3,931	$4,326	$7,102	$—		$52,108
Other revenue	1,345	51	378	164	311	90	—		7,373

Total revenue	5,488	2,114	4,606	4,095	4,637	7,192	—		59,481

Expenses
Operating expenses	2,501	629	1,696	1,481	1,231	1,979	—		22,229
General and administrative	405	263	737	362	565	921	1,000	(B)	8,685
Management and franchise fees	472	239	383	317	576	929	—		5,317
Taxes, insurance and other	259	92	150	115	250	398	—		3,043
Depreciation of real estate owned	528	201	346	391	429	867	(8,320	)(C)	7,119
							7,119	(D)
Interest, net	592	231	683	823	480	876	(6,612	)(E)	1,752

Total expenses	4,757	1,655	3,995	3,489	3,531	5,970	(6,813)		48,145
Income tax expense	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$731	$459	$611	$606	$1,106	$1,222	$6,813		$11,336

Basic and diluted earnings per common share									$0.50

Weighted average common shares outstanding—basic and diluted							22,632	(F)	22,632

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on November 9, 2007, and had no operations prior to that date. Additionally, six properties began operations subsequent to January 1, 2007 and had limited historical operational activity prior to their opening. These properties are as follows: Jackson, Tennessee Hampton Inn & Suites opened in January 2007, Santa Clarita, California Courtyard opened in May 2007, Lewisville, Texas Hilton Garden Inn opened in August 2007, Tucson, Arizona Hilton Garden Inn opened in March 2008, Jackson, Tennessee Courtyard opened in June 2008 and Beaumont, Texas Residence Inn opened in August 2008.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense and gain on debt cancellation related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 27, 2009